UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2010

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15339 (Commission file number)	52-2183153 (IRS employer identification number)

1818 Market Street, Suite 3700, Philadelphia, Pennsylvania 199 Benson Road, Middlebury, Connecticut (Address of principal executive offices)		19103 06749 (Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 9, 2010, Chemtura Corporation (“Chemtura”) issued a press release announcing the proposed offering of $450 million in unsecured senior notes due 2018.  The press release also announced that Chemtura is planning to arrange a senior term loan facility in the principal amount of $300 million and enter into a $275 million senior asset-based credit facility.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

 Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated August 9, 2010.

Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation (Registrant)

By:	/s/ Kevin V. Mahoney
Name:	Kevin V. Mahoney
Title:	SVP & Corporate Controller

Date: August 9, 2010

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Press Release dated August 9, 2010.